Exhibit 99.2 Second Quarter 2019 July 24th, 2019

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward- looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

KEY LEADERSHIP APPOINTMENTS 3 » The Boards of Directors of Santander Holdings USA, Inc. (“Santander US”) and Santander Consumer USA Holdings Inc. (“SC”) have approved several senior management appointments to further strengthen their US leadership teams. » Fahmi Karam, SC’s Head of Pricing and Analytics, will succeed Juan Carlos “JC” Alvarez as CFO, effective September 16, 2019. He will continue to lead the Pricing and Analytics group in addition to his new role. » Shawn Allgood, currently Executive Vice President at Chrysler Capital, succeeds Richard Morrin as Head of Chrysler Capital and Auto Relationships, effective immediately. Morrin has resigned to assume a CEO role with a privately-held company outside of the auto finance industry. » Juan Carlos “JC” Alvarez, will become CFO of Santander US and Santander Bank, N.A., effective September 16, 2019. Alvarez currently serves as the CFO at SC, a role he has held since 2017. Alvarez succeeds Duke Dayal in his capacity as Santander US CFO.

Q2 2019 HIGHLIGHTS 4 » Net income for 2Q19 $368 million, or $1.05 per diluted common share » Received authorization for dividend payments of $0.22 per share per quarter and a share repurchase program of $1.1 billion through June 30, 2020 » Total auto originations of $8.4 billion, up 5% YoY » Core retail auto loan originations of $2.4 billion, down 7% YoY » Chrysler Capital loan originations of $3.5 billion, up 25% YoY » Chrysler Capital lease originations of $2.5 billion, down 4% YoY » Chrysler average quarterly penetration rate of 36%, up from 32% in Q2 2018 » Santander Bank, N.A. program originations of $1.9 billion » Net finance and other interest income of $1.2 billion, up 5% YoY » 30-59 delinquency ratio of 9.4%, down 20 basis points YoY » 59-plus delinquency ratio of 4.7%, up 20 basis points YoY » Retail Installment Contract (“RIC”) gross charge-off ratio of 16.1%, up 90 basis points YoY » Recovery rate of 60.3%, stable YoY » RIC net charge-off ratio of 6.4%, up 30 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $4.5 billion, down $397 million vs. March 31, 2019 » Return on average assets of 3.2%, down from 3.3% YoY » $3.4 billion in asset-backed securities “ABS” » Expense ratio of 2.0%, down from 2.2% YoY » Common equity tier 1 (“CET1”) ratio of 15.7%, down from 16.9% in June 30, 2018

ECONOMIC INDICATORS 5 U.S. Auto Sales1 Consumer Confidence3 Units in Millions Index Q1 1966=100 2 Used Sales Quarterly Total New SAAR Retail Fleet Max 101 20 18 17.3 17.3 98.2 98.2 16 14 13.7 13.6 12 10.6 10.5 10 8 6 ORIGINATIONS 3.7 4 3.6 2 Min 55 U.S. GDP4 US Unemployment Statistics5% % Max: 4.2 Max:10.0 3.1 2.2 CREDIT 4.0 3.8 Min -4.1 Min: 3.6 1 New car: JD Power Index, monthly data as of June 30, 2019 2 Used car: Edmunds’ data, one quarter lag, data as of March 31, 2019 3 University of Michigan, monthly 4 U.S. Bureau of Economic Analysis, one quarter lag, monthly data as of March 31, 2019 5 U.S. Bureau of Labor Statistics, monthly

AUTO INDUSTRY ANALYSIS 6 Used Vehicle Indices1 SC Recovery Rates Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % Manheim JDP Used-Vehicle Price Index Auction Recovery Rate 2 SC Recovery Rate (Quarterly) 3 145 65% 140.5 140 60.2% 60.3% 134.9 60% 135 130 55% 125 123.7 50.8% 120.1 50% 120 SEVERITY 115 45% 46.5% 110 40% 105 100 35% Industry Net Loss Rates4 Industry 60+ Day Delinquency Rates4% % Subprime Subprime Max: 10.2% Max: 5.9% 4.3 6.4 6.6 4.0 CREDIT Min: 1.6% Min: 4.0% 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 3 Recovery Rate – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 4 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-months lag on data, as of April 30, 2019)

DIVERSIFIED UNDERWRITING ACROSS 7 THE CREDIT SPECTRUM Strong originations through the SBNA program Three Months Ended Originations % Variance ($ in Millions) Q2 2019 Q1 2019 Q2 2018 QoQ YoY Total Core Retail Auto $ 2,414 $ 2,620 $ 2,589 (8%) (7%) Chrysler Capital Loans (<640)1 1,473 1,331 1,745 11% (16%) Chrysler Capital Loans (≥640)1 1,980 1,112 1,009 78% 96% Total Chrysler Capital Retail $ 3,453 $ 2,443 $ 2,754 41% 25% Total Leases2 2,525 1,967 2,634 28% (4%) Total Auto Originations3 $ 8,392 $ 7,030 $ 7,977 19% 5% Total Personal Lending 343 289 340 19% 1% Total SC Originations $ 8,735 $ 7,319 $ 8,317 19% 5% Asset Sales4 $ - $ - $ 1,156 NA NA SBNA Originations4 $ 1,917 $ 1,036 $ 29 85% NA Average Managed Assets $ 55,546 $ 54,433 $ 50,445 2% 10% 1 Approximate FICOs 2 Includes nominal capital lease originations 3 Includes SBNA Originations 4 Asset Sales and SBNA Originations remain off of SC’s balance sheet, servicing rights retained

FIAT CHRYSLER (FCA) RELATIONSHIP 8 On July 1st SC announced an agreement with FCA to amend the MPLFA1 establishing an operating framework that is mutually beneficial for both parties for the remainder of the contract » Chrysler Capital average quarterly penetration rate of 36% versus 32% YoY FCA Sales2 Dealer Floorplan Outstanding3 (units in millions) ($ in millions) $2,803 2.26 $2,681 2.25 2.24 $2,589 2.07 $2,484 $2,156 1.09 1.14 1.07 1.12 1.10 2015 2016 2017 2018 2019 2Q18 3Q18 4Q18 1Q19 2Q19 YTD Full Year 1 Master Private Label Financing Agreement 2 FCA filings; sales as reported on 06/30/2019 3 Dealer receivables originated through SBNA

SERVICED FOR OTHERS (SFO) PLATFORM 9 QoQ balance increase driven by the SBNA program Serviced for Others Balances, End of Period ($ in millions) $9,555 $9,282 $9,195 $8,985 $8,744 2Q18 3Q18 4Q18 1Q19 2Q19 Santander Flow Sales $1,156 $275 SBNA Originations $29 $685 $1,116 $1,036 $1,917 Other1 $972 1 Other includes 2Q18 portfolio conversion

Q2 2019 FINANCIAL RESULTS 10 Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance June 30, 2019 March 31, 2019 June 30, 2018 QoQ YoY Interest on finance receivables and loans $ 1,261,099 $ 1,253,580 $ 1,211,006 1% 4% Net leased vehicle income 231,795 205,541 177,562 13% 31% Other finance and interest income 11,437 10,247 8,494 12% 35% Interest expense 330,039 334,382 273,953 (1%) 20% Net finance and other interest income $ 1,174,292 $ 1,134,986 $ 1,123,109 3% 5% Provision for credit losses 430,676 550,879 406,544 (22%) 6% Profit sharing 13,345 6,968 12,853 92% 4% Total other income 30,411 51,085 22,384 (40%) 36% Total operating expenses 280,650 290,957 276,950 (4%) 1% Income before tax $ 480,032 $ 337,267 $ 449,146 42% 7% Income tax expense 111,764 89,763 114,120 25% (2%) Net income $ 368,268 $ 247,504 $ 335,026 49% 10% Diluted EPS ($) $1.05 $ 0.70 $ 0.93 50% 13% Average total assets $ 45,700,887 $ 44,488,770 $ 40,885,863 3% 12% Average managed assets $ 55,545,503 $ 54,433,129 $ 50,445,203 2% 10%

DELINQUENCY AND LOSS 11 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 11.0% 10.5% 9.6% 9.4% 8.4% » 30-59 delinquency ratio down 20 basis points YoY >59 delinquency ratio up 20 basis points YoY 6.0% » 5.5% 4.7% 4.5% 4.2% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 30-59 >59 Credit: Individually Acquired Retail Installment Contracts, Held for Investment 23.0% 120.0% 20.2% 19.5% 110.0% 17.6% 18.0% 16.1% 100.0% 15.2% 90.0% Gross charge-off ratio increased 90 basis points YoY 13.0% » 10.6% 80.0% 8.8% 8.6% » Net charge-off ratio increased 30 basis points YoY 70.0% 8.0% 6.1% 6.4% » Recovery rate increased 10 basis points YoY 60.0% 60.2% 60.3% 3.0% 55.9% 50.0% 50.0% 47.3% 40.0% -2.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 30.0% Gross Charge-off Ratio Net Charge-off Ratio Recovery Rate (as % of recorded investment)

CREDIT QUALITY: LOSS DETAIL 12 Q2 2018 to Q2 2019 Retail Installment Contract Net Charge-Off Walk ($ in millions) ($9) $45 $20 $462 $406 Q2 2018 Balance Gross Loss Performance Recoveries & Other Q2 2019

PROVISION AND RESERVES 13 Q1 2019 to Q2 2019 ALLL Reserve Walk ($ in millions) $61 ($10) » QoQ allowance decreased $54 million $234 ($339) • New volume and performance adjustment were offset by TDR migration1 and liquidations and other $3,176 $3,122 Q1 2019 New Volume Performance TDR Liquidations & Q2 2019 Adjustment Migration Other Provision Expense and Allowance Ratio ($ in millions) $800 $691 14.5% $700 $598 $600 $551 » Allowance ratio decreased 20 bps to 10.8%, driven by $500 $431 13.0% lower TDR balances QoQ $407 $400 » Provision for credit losses increased $24 million YoY $300 12.1% 11.5% $200 11.7% 11.4% $100 11.0% 10.8% $0 10.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Provision for credit losses Allowance Ratio 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring .additional coverage 2 Explanation of quarter over quarter variance are estimates

TDR BALANCE COMPOSITION BY VINTAGE 14 TDR balances decreased quarter over quarter TDR Balance by Origination Vintage ($ billions) 6.3 6.3 6.1 6.1 5.9 2% 5.8 16% 6% 8% 20% 5.4 10% 24% 4.9 14% 1% 26% 4.5 3% 37% 27% 17% 37% 19% 37% 27% 36% 27% 34% 27% 32% 27% 31% 24% 22% 29% 20% 28% 18% 17% 16% 28% 15% 23% 21% 14% 18% 16% 14% 12% 11% 9% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 2013 & Prior 2014 2015 2016 2017 2018

EXPENSE MANAGEMENT 15 Operating expenses totaled $281 million, a decrease of 20 bps in the expense ratio YoY $60,002 10.0% $55,546 $53,804 $54,433 $52,472 $50,445 $50,002 8.0% $40,002 6.0% $291 $30,002 $277 $272 $281 $256 4.0% $20,002 2.0% $10,002 2.2% 2.1% 2.1% 1.9% 2.0% $2 0.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Average Managed Assets Total Expenses Expense Ratio ($ millions) ($ millions)

FUNDING AND LIQUIDITY 16 Total funding of $46.1 billion at the end Q2 2019, up 1% from $45.5 billion at the end of Q1 2019 Asset-Backed Securities Financings ($ Billions) ($ Billions) Amortizing Revolving 8.6 18.5 19.1 10.1 10.1 7.2 4.0 5.9 6.5 4.5 Q1 2019 Q2 2019 Q1 2019 Q2 2019 Q1 2019 Q2 2019 Unused Used » $3.4 billion in 1 SDART, 1 DRIVE, and 1 SRT transaction » $17.3 billion in commitments from 12 lenders1 » 38% unused capacity on revolving lines as of Q2 2019 Santander SBNA Originations ($ Billions) ($ Billions) Term Revolving Contingent 1.9 7.5 7.0 3.5 4.0 1.0 0.5 0.5 3.0 3.0 Q1 2019 Q2 2019 Q1 2019 Q2 2019 » $7.5 billion in total commitments » Strong originations through the SBNA program 1 Does not include repo facilities

CONSISTENT CAPITAL GENERATION 17 SC has exhibited a strong ability to generate earnings and capital, while growing assets 1 2 CET1 TCE/TA 16.9% 16.9% 16.4% 16.5% 15.7% 15.8% 15.8% 15.7% 15.7% 15.6% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $ in millions Tangible Assets $41,052 $42,701 $43,851 $44,931 $46,308 Tangible Common Equity $6,928 $7,035 $6,909 $7,043 $7,229 1 Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, .cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details. 2 Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, .excluding Goodwill and intangible assets

APPENDIX

DIVERSIFIED UNDERWRITING ACROSS FULL CREDIT SPECTRUM 19 Originations by Credit (RIC only) ($ in millions) $5,344 $4,700 $4,733 $5,063 $5,867 >640 30% 28% 33% 31% 41% 600-640 17% 16% 15% 16% 540-599 15% <540 27% 27% 26% 26% $3,741 22% $3,462 No FICO 14% 14% 13% 13% 9% Commercial 12% 12% 11% 12% 11% 1% 2% 2% 2% 2% 2Q18 3Q18 4Q18 1Q19 2Q19 New/Used Originations ($ in millions) $5,344 $4,700 $4,733 $5,063 $5,867 40% 38% 43% 42% 48% Used New 60% 62% 57% 58% 52% 2Q18 3Q18 4Q18 1Q19 2Q19 Average loan balance in dollars $22,926 $23,110 $24,097 $23,274 $25,565 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained

HELD FOR INVESTMENT CREDIT TRENDS 20 Retail Installment Contracts1 33.2% 33.0% 32.9% 32.7% 32.6% 21.0% 20.3% 19.8% 19.4% 18.9% 18.8% 18.4% 18.2% 18.0% 17.8% 16.4% 16.2% 16.1% 15.9% 15.4% 11.3% 11.2% 11.0% 10.9% 10.9% 2.1% 1.9% 1.9% 1.9% 1.9% Commercial Unknown <540 540-599 600-639 >=640 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 1 Held for investment; excludes assets held for sale

EXCLUDING PERSONAL LENDING DETAIL

21

Personal lending earned $40 million before operating expenses and taxes

As of and for the Three Months Ended
(Unaudited, Dollars in Thousands)

	June 30, 2019			March 31, 2019			June 30, 2018		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,261,099	$ 90,323	$ 1,170,776	$ 1,253,580	$ 96,022	$ 1,157,558	$ 1,211,006	$ 84,772	$ 1,126,234
Net leased vehicle income	231,795	-	231,795	205,541	-	205,541	177,562	-	177,562
Other finance and interest income	11,437	-	11,437	10,247	-	10,247	8,494	-	8,494
Interest expense	330,039	12,099	317,940	334,382	12,561	321,821	273,953	7,315	266,638
Net finance and other interest income	$ 1,174,292	$ 78,224	$ 1,096,068	$ 1,134,986	$ 83,461	$ 1,051,525	$ 1,123,109	$ 77,457	$ 1,045,652
Provision for credit losses	$ 430,676	$ 1,070	$ 429,606	$ 550,879	$ 83	$ 550,796	$ 406,544	$ 83	$ 406,461
Profit sharing	13,345	-	13,345	6,968	(2,057)	9,025	12,853	5,282	7,571
Investment gains (losses), net[1]	$ (84,787)	$ (84,021)	$ (766)	$ (67,097)	$ (67,691)	$ 594	$ (82,634)	$ (75,725)	$ (6,909)
Servicing fee income	25,002	-	25,002	23,806	-	23,806	27,538	-	27,538
Fees, commissions and other	90,196	46,800	43,396	94,376	50,535	43,841	77,480	45,237	32,243
Total other income	$ 30,411	$ (37,221)	$ 67,632	$ 51,085	$ (17,156)	$ 68,241	$ 22,384	$ (30,488)	$ 52,872
Average gross individually acquired retail installment contracts, held for investment and held for sale	$ 29,070,738	-		$ 28,595,315	-		$ 27,673,016	-	
Average gross personal loans	-	$ 1,375,306		-	$ 1,466,300		-	$ 1,375,877	
Average gross operating leases	$ 16,043,654	$ -		$ 15,425,190	$ -		$ 12,219,612	$ -	

1 The current period losses were primarily driven by $85 million of lower of cost or market adjustments related to the held for sale personal lending portfolio, comprised of $97 million in customer default activity, partially offset by a $12 million decrease in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

RECONCILIATION OF NON-GAAP MEASURES 22 (Unaudited, dollars in thousands) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Total equity $ 7,337,261 $ 7,158,530 $ 7,018,358 $ 7,141,215 $ 7,033,636 Deduct: Goodwill and intangibles 108,173 115,256 109,251 106,233 105,669 Tangible common equity $ 7,229,088 $ 7,043,274 $ 6,909,107 $ 7,034,982 $ 6,927,967 Total assets $ 46,416,093 $ 45,045,906 $ 43,959,855 $ 42,806,955 $ 41,157,189 Deduct: Goodwill and intangibles 108,173 115,256 109,251 106,233 105,669 Tangible assets $ 46,307,920 $ 44,930,650 $ 43,850,604 $ 42,700,722 $ 41,051,520 Equity to assets ratio 15.8% 15.9% 16.0% 16.7% 17.1% Tangible common equity to tangible assets 15.6% 15.7% 15.8% 16.5% 16.9% Total equity $ 7,337,261 $ 7,158,530 $ 7,018,358 $ 7,141,215 $ 7,033,636 Deduct: Goodwill and other intangible assets, net of deferred tax liabilities 152,264 163,444 161,516 162,643 166,241 Deduct: Accumulated other comprehensive income, net (21,568) 12,938 33,515 56,601 62,449 Tier 1 common capital $ 7,206,565 $ 6,982,148 $ 6,823,327 $ 6,921,971 $ 6,804,946 Risk weighted assets (a) $ 45,849,574 $ 44,260,896 $ 43,547,594 $ 42,256,218 $ 40,251,526 Common Equity Tier 1 capital ratio (b) 15.7% 15.8% 15.7% 16.4% 16.9% a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to .broad risk .categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values .are added together .with .the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

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